===============================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2004


                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-25642                   13-3245741
(State of incorporation)      (Commission file number)    (I.R.S. Employer
                                                         Identification No.)

        500 West Jefferson Street
          PNC Plaza - 19th Floor
          Louisville, Kentucky                               40202-2823
(Address of principal executive office)                      (Zip Code)


       Registrant's telephone number, including area code: (502) 589-8100

===============================================================================

Item 2.   Acquisition or Disposition of Assets

         On July 30, 2004 (the "Closing"), Commonwealth Industries, Inc. (the "Company"), completed the disposition of all the issued and outstanding common stock of its indirect subsidiary Alflex Corporation ("Alflex"), which comprised the Company's Electrical Products Segment, to Southwire Company ("Southwire") pursuant to a previously announced Stock Purchase Agreement dated June 4, 2004, as amended. The purchase price of the stock, determined by negotiation between the Company and Southwire, was $63.3 million in cash, subject to adjustment based upon changes in Alflex's property, plant and equipment and working capital. The actual cash proceeds received by the Company on July 30, 2004 was $64.0 million.

Item 7.   Financial Statements and Exhibits

(b) Pro forma financial information.

         The following unaudited pro forma condensed financial information gives effect to the Company's disposition of all the issued and outstanding common stock of Alflex, which comprised the Company's Electrical Products Segment, to Southwire on July 30, 2004. The unaudited pro forma condensed consolidated statements of operations for each of the years in the three-year period ended December 31, 2003 include the effects of the disposition as if the disposition had occurred on January 1, 2001. The following unaudited pro forma condensed financial information, consisting of the unaudited pro forma condensed consolidated balance sheet as of June 30, 2004, the unaudited pro forma condensed consolidated statements of operations, and the accompanying notes, should be read in conjunction with the historical annual and quarterly financial statements and accompanying notes of the Company. An unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2004 and 2003 is not included as the effects of the disposition are already reflected as a discontinued operation in the Company's financial statements included in its Form 10-Q for the quarter ended June 30, 2004. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of the Company after disposition of Alflex, or of the results of operations of the Company that would have occurred had the disposition been effected on the dates described above.

                          COMMONWEALTH INDUSTRIES, INC.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 2004
                                 (in thousands)

                                                                                     Pro Forma        Pro Forma
                                                                   Historical      Adjustments         Results
                                                                   ------------    -------------     ------------
Assets
Current assets:
          Cash and cash equivalents                                    $ 2,246          $ 65,004  (2)   $ 67,250
          Accounts receivable, net                                          78                 -              78
          Inventories                                                  139,158                 -         139,158
          Net residual interest in receivables sold                     36,306              (309) (2)     35,997
          Prepayments and other current assets                          16,956               205  (2)     17,161
          Current assets of discontinued operations                     41,707           (41,707) (2)          -
                                                                   ------------    --------------    ------------
               Total current assets                                    236,451            23,193         259,644
Property, plant and equipment, net                                     120,611                 -         120,611
Other noncurrent assets                                                  8,696                 -           8,696
Noncurrent assets of discontinued operations                            33,776           (33,776) (2)          -
                                                                   ------------    --------------    ------------
               Total assets                                          $ 399,534         $ (10,583)      $ 388,951
                                                                   ============    ==============    ============

Liabilities
Current liabilities:
          Long-term debt due within one year                           $ 8,588               $ -         $ 8,588
          Accounts payable                                              57,429                 -          57,429
          Accrued liabilities                                           35,826             2,266  (2)     38,092
          Current liabilities of discontinued operations                12,849           (12,849) (2)          -
                                                                   ------------    --------------    ------------
               Total current liabilities                               114,692           (10,583)        104,109
Long-term debt                                                         125,000                 -         125,000
Other long-term liabilities                                              3,297                 -           3,297
Accrued pension benefits                                                30,108             1,230  (2)     31,338
Accrued postretirement benefits                                         61,203                 -          61,203
Noncurrent liabilities of discontinued operations                        1,230            (1,230) (2)          -
                                                                   ------------    --------------    ------------
               Total liabilities                                       335,530           (10,583)        324,947
                                                                   ------------    --------------    ------------

Stockholders' Equity
     Common stock                                                          162                 -             162
     Additional paid-in capital                                        407,965                 -         407,965
     Accumulated deficit                                              (328,704)                -        (328,704)
     Unearned compensation                                              (1,972)                -          (1,972)
     Accumulated other comprehensive income:
         Minimum pension liability adjustment                          (21,276)                -         (21,276)
         Effects of cash flow hedges                                     7,829                 -           7,829
                                                                   ------------    --------------    ------------
               Total stockholders' equity                               64,004                 -          64,004
                                                                   ------------    --------------    ------------
               Total liabilities and stockholders' equity            $ 399,534         $ (10,583)      $ 388,951
                                                                   ============    ==============    ============

  See notes to unaudited pro forma condensed consolidated financial statements.

                          COMMONWEALTH INDUSTRIES, INC.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      For the year ended December 31, 2003
                      (in thousands except per share data)

                                                                                         Pro Forma          Pro Forma
                                                                     Historical         Adjustments            Results
                                                                     ----------        ------------         -----------
Net sales                                                              $ 918,396           $ (100,685) (3)      $ 817,711
Cost of goods sold                                                       858,274              (88,872) (3)        769,402
                                                                       ---------           -----------          ---------
     Gross profit                                                         60,122              (11,813)             48,309
Selling, general and administrative expenses                              46,085              (11,768) (3)         34,317
Goodwill impairment charges                                               29,607              (29,607) (3)              -
                                                                       ---------           -----------          ---------
     Operating income (loss)                                             (15,570)              29,562              13,992
Other income (expense), net                                                1,771                    -               1,771
Interest expense, net                                                    (14,951)                (555) (3)        (15,506)
                                                                       ---------           -----------          ---------
     Income (loss) before income taxes                                   (28,750)              29,007                 257
Income tax expense (benefit)                                                 184                  (69) (3)            115
                                                                       ---------           -----------          ---------
     Income (loss) from operations                                     $ (28,934)            $ 29,076               $ 142
                                                                       =========           ===========          =========

Basic net income (loss) per share:
     Income (loss) from operations                                       $ (1.81)                                  $ 0.01
Diluted net income (loss) per share:
     Income (loss) from operations                                       $ (1.81)                                  $ 0.01

Weighted average shares outstanding
     Basic                                                                16,011                                   16,011
     Diluted                                                              16,011                                   16,075

  See notes to unaudited pro forma condensed consolidated financial statements.

                          COMMONWEALTH INDUSTRIES, INC.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      For the year ended December 31, 2002
                      (in thousands except per share data)

                                                                                         Pro Forma          Pro Forma
                                                                     Historical         Adjustments            Results
                                                                     ----------        ------------         -----------
Net sales                                                              $ 966,238           $ (112,389) (3)      $ 853,849
Cost of goods sold                                                       898,927              (94,290) (3)        804,637
                                                                       ---------           -----------          ---------
     Gross profit                                                         67,311              (18,099)             49,212
Selling, general and administrative expenses                              46,977              (12,549) (3)         34,428
                                                                       ---------           -----------          ---------
     Operating income (loss)                                              20,334               (5,550)             14,784
Other income (expense), net                                                1,636                    -               1,636
Interest expense, net                                                    (15,146)                (708) (3)        (15,854)
                                                                       ---------           -----------          ---------
     Income (loss) before income taxes                                     6,824               (6,258)                566
Income tax expense (benefit)                                              (2,292)                 (65) (3)         (2,357)
                                                                       ---------           -----------          ---------
     Income (loss) from operations                                       $ 9,116             $ (6,193)            $ 2,923
                                                                       =========           ===========          =========

Basic net income (loss) per share:
     Income (loss) from operations                                        $ 0.57                                   $ 0.18

Diluted net income (loss) per share:
     Income (loss) from operations                                        $ 0.57                                   $ 0.18

Weighted average shares outstanding
     Basic                                                                15,994                                   15,994
     Diluted                                                              16,097                                   16,097

  See notes to unaudited pro forma condensed consolidated financial statements.

                          COMMONWEALTH INDUSTRIES, INC.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      For the year ended December 31, 2001
                      (in thousands except per share data)

                                                                                         Pro Forma          Pro Forma
                                                                     Historical         Adjustments            Results
                                                                     ----------        ------------         -----------
Net sales                                                              $ 920,504           $ (118,718) (3)      $ 801,786
Cost of goods sold                                                       873,473              (98,578) (3)        774,895
                                                                       ---------           -----------          ---------
     Gross profit                                                         47,031              (20,140)             26,891
Selling, general and administrative expenses                              54,523              (13,336) (3)         41,187
Amortization of goodwill                                                   3,988               (1,740) (3)          2,248
Asset impairment charges                                                 167,267                    -             167,267
                                                                       ---------           -----------          ---------
     Operating income (loss)                                            (178,747)              (5,064)           (183,811)
Other income (expense), net                                                  907                    -                 907
Interest expense, net                                                    (15,512)              (1,123) (3)        (16,635)
                                                                       ---------           -----------          ---------
     Income (loss) before income taxes                                  (193,352)              (6,187)           (199,539)
Income tax expense (benefit)                                                 200                  (65) (3)            135
                                                                       ---------           -----------          ---------
     Income (loss) from operations                                     $(193,552)            $ (6,122)         $ (199,674)
                                                                       =========           ===========          =========

Basic net income (loss) per share:
     Income (loss) from operations                                      $ (11.78)                                $ (12.15)

Diluted net income (loss) per share:
     Income (loss) from operations                                      $ (11.78)                                $ (12.15)

Weighted average shares outstanding
     Basic                                                                16,428                                   16,428
     Diluted                                                              16,428                                   16,428

  See notes to unaudited pro forma condensed consolidated financial statements.


Notes to the Pro Forma Financial Information:

(1) The pro forma adjustments give effect to the Company's disposition of its Alflex subsidiary on July 30, 2004 to Southwire. The disposition was accounted for as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" in the Company's Form 10-Q for the quarter ended June 30, 2004. The pro forma adjustments for the balance sheet are reflected as if the disposition had occurred on the balance sheet date of June 30, 2004. The pro forma adjustments for the statements of operations reflect the disposition as if the disposition had occurred on January 1, 2001. These unaudited pro forma condensed financial statements should be read in conjunction with the historical annual and quarterly financial statements and accompanying notes of the Company. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of the Company after disposition of Alflex, or of the results of operations of the Company that would have occurred had the disposition been effected on the dates described above.

(2) The adjustment reflects recording the cash proceeds from the sale calculated as if the sale had closed on June 30, 2004 (in thousands):

Detail of current and noncurrent assets of discontinued operations:
    Cash and cash equivalents                                         $      3
    Accounts receivable, net                                               164
    Net residual interest in receivables sold                           23,251
    Inventories                                                         18,024
    Prepayments and other current assets                                   265
    Property, plant and equipment                                       14,511
    Goodwill                                                            19,265
                                                                        ------
             Total assets of discontinued operations                    75,483
                                                                        ------
    Less assets not sold:
         Allowance for uncollectible accounts                             (309)
         Other current assets                                              205
                                                                        ------
                                                                          (104)
                                                                        ------
             Total assets sold                                          75,587
                                                                        ------
Detail of current and noncurrent liabilities of
 discontinued operations:
    Accounts payable                                                    $7,667
    Accrued liabilities                                                  5,182
    Accrued pension liabilities                                          1,230
                                                                        ------
             Total liabilities of discontinued operations               14,079
                                                                        ------
    Less liabilities not assumed by Purchaser:
         Accrued pension liabilities                                     1,230
         Accrued workers compensation liability                          1,409
         Various other accrued liabilities                                 857
                                                                         -----
                                                                         3,496
                                                                        ------
             Total liabilities assumed                                  10,583
                                                                        ------

                      Assets sold less liabilities assumed              65,004

    Cash proceeds                                            65,004
    Less: estimated direct transaction costs                  1,570
                                                           --------
                      Net cash proceeds                                 63,434
                                                                        ------
    Pretax loss on the Alflex disposition                               (1,570)
         Income tax expense                                              1,000
                                                                        ------
    Net loss on the Alflex disposition                                 $(2,570)
                                                                       =======

(3) To eliminate the Alflex operations from the historical operating results.

(c)      Exhibits

     99.1 Stock Purchase Agreement, dated as of June 4, 2004, by and between Southwire Company and CI Holdings, LLC (incorporated by reference to the Company's Form 8-K filed on June 7, 2004).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       COMMONWEALTH INDUSTRIES, INC.


                                       By:  /s/ Henry Del Castillo
                                            -----------------------
                                            Henry Del Castillo
                                            Vice President Finance

Date:    August 6, 2004